UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 7, 2005

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)

of incorporation)

13900 Alton Parkway, Suite 122, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (949) 595-7200

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

        On February 7, 2005, Endologix, Inc. (the “Company”) appointed Herbert H. Mertens to fill the newly created position of Vice President, Sales and Marketing. Mr. Mertens is joining the Company from Micrus Corporation, where he served as the Vice President, Global Sales and Marketing for the past four years. Prior to that, Mr. Mertens served as the Vice President, Global Sales and Marketing for Angiosonics, Inc.

    Mr. Mertens and the Company have entered into an Employment Agreement (the “Employment Agreement”) effective February 7, 2005. The Employment Agreement expires on October 18, 2005, unless sooner terminated pursuant to the terms and provisions thereof. Unless thirty days notice is provided by either party before the expiration date, the Employment Agreement automatically renews for successive one-year terms thereafter. The Employment Agreement provides that if the Company terminates Mr. Mertens’ employment without cause or he resigns for good reason, he is entitled to his base salary and continued benefits for six months, all stock options that would have vested over the following six months will vest immediately upon his termination and he would be entitled to a prorated payment equal to the target bonus amount for which he would have been eligible for the year of termination. In addition, in the event Mr. Mertens is terminated, or resigns for good reason, in connection with a change in control, he is entitled to his base salary and continued benefits for twelve months, all stock options will accelerate and vest and he would be entitled to a prorated payment equal to the target bonus amount for which he would have been eligible for the year of termination.

        The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.47. A press release announcing the appointment of Mr. Mertens as Vice President, Sales and Marketing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        See disclosure under Item 1.01 of this Current Report on Form 8-K.

Item 9.01 –Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number	Description

10.47	Employment Agreement, dated February 7, 2005, by and between Endologix, Inc. and Herbert Mertens
99.1	Press Release, dated February 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC

Date: February 11, 2005	/s/ Robert J. Krist _______________________________________________ Robert J. Krist, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.47	Employment Agreement, dated February 7, 2005, by and between Endologix, Inc. and Herbert Mertens
99.1	Press Release, dated February 1, 2005.